                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)............January 19, 2005



                             HEALTHCARE SERVICES GROUP, INC.
                             -------------------------------
             (Exact name of registrant as specified in its charter)



        Pennsylvania                          0-120152              23-2018365
        ------------                          --------              ----------
(State or other jurisdiction of            (Commission            (IRS Employer
 Incorporation or organization)            File Number)           Identification
                                                                      number)


           3220 Tillman Drive-Suite 300, Bensalem, Pennsylvania 19020
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code: 215-639-4274
                                                    --------------------

Item 8.01         Other Events.


On January 19, 2005, the Company issued a press release announcing the declaration of its fourth quarter 2004 cash dividend. Such dividend is to be $.09 per common share. Additionally, it will be paid on February 11, 2005 to shareholders of record at the close of business January 28, 2005. A copy of the press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

The information in this Current Report is being furnished pursuant to Item 8, "Other Events" and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HEALTHCARE SERVICES GROUP, INC.

January 19, 2005                          /s/ Richard W. Hudson
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Date                                          Richard W. Hudson, Secretary and
                                                    Vice President- Finance